Exhibit 99.1 1Exhibit 99.1 1

FORWARD-LOOKING STATEMENTS This investor presentation contains forward-looking statements, as defined by federal securities laws, including statements about CapStar Disclosures Financial Holdings, Inc. (“CapStar”) and its financial outlook and business environment. These statements are based on current expectations and are provided to assist in the understanding of our operations and future financial performance. Our operations and such performance involves risks and uncertainties, including but in no way limited to the effect of the COVID-19 pandemic, that may cause actual results to differ materially from those expressed or implied in any such statements. For a discussion of some of the risks and other factors that may cause such forward-looking statements to differ materially from actual results, please refer to CapStar’s filings with the Securities and Exchange Commission, including its 2019 Annual Report on Form 10-K under the sections entitled “Forward-Looking Statements” and “Item 1A Risk Factors.” Forward-looking statements speak only as of the date they are made, and except as otherwise required by applicable law, we undertake no obligation to update or revise forward-looking statements. NON-GAAP MEASURES This investor presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). This financial information includes certain operating performance measures, which exclude merger- related and other charges that are not considered part of recurring operations. Such measures include: “Efficiency ratio – operating,” “Expenses – operating,” “Earnings per share – operating,” “Diluted earnings per share – operating,” “Tangible book value per share,” “Return on common equity – operating,” “Return on tangible common equity – operating,” “Return on assets – operating,” and “Tangible common equity to tangible assets.” Management has included these non-GAAP measures because it believes these measures may provide useful supplemental information for evaluating CapStar’s underlying performance trends. Further, management uses these measures in managing and evaluating CapStar’s business and intends to refer to them in discussions about our operations and performance. Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non-GAAP Reconciliation Tables’ included in the exhibits to this presentation. MARKET DATA Market data used in this presentation has been obtained from government and independent industry sources and publications available to the public, sometimes with a subscription fee, as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. The Company did not commission the preparation of any of the sources or publications referred to in this presentation. The Company has not independently verified the data obtained from these sources, and, although the Company believes such data to be reliable as of the dates presented, it could prove to be inaccurate. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation. 2FORWARD-LOOKING STATEMENTS This investor presentation contains forward-looking statements, as defined by federal securities laws, including statements about CapStar Disclosures Financial Holdings, Inc. (“CapStar”) and its financial outlook and business environment. These statements are based on current expectations and are provided to assist in the understanding of our operations and future financial performance. Our operations and such performance involves risks and uncertainties, including but in no way limited to the effect of the COVID-19 pandemic, that may cause actual results to differ materially from those expressed or implied in any such statements. For a discussion of some of the risks and other factors that may cause such forward-looking statements to differ materially from actual results, please refer to CapStar’s filings with the Securities and Exchange Commission, including its 2019 Annual Report on Form 10-K under the sections entitled “Forward-Looking Statements” and “Item 1A Risk Factors.” Forward-looking statements speak only as of the date they are made, and except as otherwise required by applicable law, we undertake no obligation to update or revise forward-looking statements. NON-GAAP MEASURES This investor presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). This financial information includes certain operating performance measures, which exclude merger- related and other charges that are not considered part of recurring operations. Such measures include: “Efficiency ratio – operating,” “Expenses – operating,” “Earnings per share – operating,” “Diluted earnings per share – operating,” “Tangible book value per share,” “Return on common equity – operating,” “Return on tangible common equity – operating,” “Return on assets – operating,” and “Tangible common equity to tangible assets.” Management has included these non-GAAP measures because it believes these measures may provide useful supplemental information for evaluating CapStar’s underlying performance trends. Further, management uses these measures in managing and evaluating CapStar’s business and intends to refer to them in discussions about our operations and performance. Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non-GAAP Reconciliation Tables’ included in the exhibits to this presentation. MARKET DATA Market data used in this presentation has been obtained from government and independent industry sources and publications available to the public, sometimes with a subscription fee, as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. The Company did not commission the preparation of any of the sources or publications referred to in this presentation. The Company has not independently verified the data obtained from these sources, and, although the Company believes such data to be reliable as of the dates presented, it could prove to be inaccurate. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation. 2

Year in Review 3Year in Review 3

2019 Results Accomplishments April 2020 January CapStar opens a newly remodeled financial center to serve our clients in the Brentwood market. April CapStar successfully completes the systems conversion and rebranding of Athens Federal Community Bank locations in McMinn, Monroe, Bradley and Loudon counties. May Tim Schools joins CapStar as the bank’s second President and CEO. June The Small Business Administration’s Office of Credit Risk Management grants CapStar Preferred Lender status, the highest status that a funding bank can hold in the SBA program. CapStar receives a Top 5-Star rating from Bauer Financial for the second consecutive year. July CapStar is recognized by The Tennessean as a 2019 Top Workplace. September CapStar announces exit of Corsair Investments with sale of remaining stock (1,543,361 shares or 8.3% of the total number of fully diluted shares of common stock at the time), demonstrating demand for CapStar stock and increasing shareholder liquidity. October Greenwich Associates selects CapStar as a 2019 Greenwich CX Leader in US Business Banking for the second consecutive year. December/January 2020 CapStar announces expansion into the Knoxville market with the addition of five seasoned bankers and plans to open a financial center in Knox County in 2020. CapStar announces agreement with FCB Corporation to merge with First National Bank of Manchester and The Bank of Waynesboro by adding financial centers in Cannon, Coffee, Rutherford, Wayne and Lawrence counties in 2020, increasing CapStar’s Middle Tennessee presence and expanding the bank’s footprint into West Tennessee. 42019 Results Accomplishments April 2020 January CapStar opens a newly remodeled financial center to serve our clients in the Brentwood market. April CapStar successfully completes the systems conversion and rebranding of Athens Federal Community Bank locations in McMinn, Monroe, Bradley and Loudon counties. May Tim Schools joins CapStar as the bank’s second President and CEO. June The Small Business Administration’s Office of Credit Risk Management grants CapStar Preferred Lender status, the highest status that a funding bank can hold in the SBA program. CapStar receives a Top 5-Star rating from Bauer Financial for the second consecutive year. July CapStar is recognized by The Tennessean as a 2019 Top Workplace. September CapStar announces exit of Corsair Investments with sale of remaining stock (1,543,361 shares or 8.3% of the total number of fully diluted shares of common stock at the time), demonstrating demand for CapStar stock and increasing shareholder liquidity. October Greenwich Associates selects CapStar as a 2019 Greenwich CX Leader in US Business Banking for the second consecutive year. December/January 2020 CapStar announces expansion into the Knoxville market with the addition of five seasoned bankers and plans to open a financial center in Knox County in 2020. CapStar announces agreement with FCB Corporation to merge with First National Bank of Manchester and The Bank of Waynesboro by adding financial centers in Cannon, Coffee, Rutherford, Wayne and Lawrence counties in 2020, increasing CapStar’s Middle Tennessee presence and expanding the bank’s footprint into West Tennessee. 4

2019 Results

April 2020

History



February 2014
Acquires assets from Farmington Financial Group and enters mortgage lending business
February 2016
Holding company formed
September 2016
Holding company holds IPO
September 2016
Tri-Net Team Formed
January 2018
SBA Team Liftout
October 2018
Closed Athens Merger
May 2019
Tim Schools hired as new CEO
January 2020
Announced Knoxville Team Liftout & FCB Acquisition
2008 - 2019 Growth
Loans: CAGR: 33%
Deposits: CAGR: 38%
Assets: CAGR: 28%
July 2012
Acquires American Security Bank & Trust
July 2008
CapStar Bank opened for business
$71 $52 $132
$207 $200 $279
$313 $434 $514
$430 $621 $711
$624 $920 $1,032
$626 $879 $1,009
$728 $981 $1,128
$844 $1,038 $1,207
$977 $1,129 $1,334
$1,022 $1,120 $1,344
$1,487 $1,570 $1,964
$1,588 $1,729 $2,037
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Dollars in millions
Data as of 12/31 for each respective year
Note: loans inclusive of loans held for sale

5

2019 Results Market Presence April 2020 62019 Results Market Presence April 2020 6

2019 Results

April 2020

Financial Highlights

	Operating Metrics [1]	2019	2018	Fav / (Unfav)
Soundness	Net Charge-Offs to Avg Loans	0.02%	0.39%	
	Non-Performing Assets/Assets	0.12%	0.16%	
	Allowance for Loan Losses to Total Loans	0.89%	0.85%	
	Tangible Common Equity/Tangible Assets	11.47%	10.39%	
	Total Risk Based Capital Ratio	13.45%	12.84%	
Profitability	Net Interest Margin (tax equivalent basis)	3.55%	3.64%	
	Efficiency Ratio	64.49%	65.05%	
	Pretax Preprovision Income / Assets[2]	1.63%	1.53%	
	Return on Average Assets (ROAA)	1.21%	1.13%	
	Return on Average Equity (ROAE)	9.23%	9.82%	
	Return on Average Tangible Equity (ROATE)	11.14%	10.81%	
Growth	Total Deposits (Avg)	$1,671	$1,245	34.2%
	Gross Loans and Leases (Avg)	1,452	1,135	27.9%
	Total Assets (Avg)	2,007	1,529	31.3%
	Pretax PreProvision Income	32.68	23.47	39.3%
	Net Income	24.38	17.24	41.4%
	Diluted EPS	$1.31	$1.19	10.0%
	Tangible Book Value per Share	$12.45	$11.25	10.7%

- Credit quality metrics and capital ratios remain a core strength
- Continued expansion in profitability metrics:
  - PTPP/A +10 bps
  - ROAA + 8bps
- Opportunity to improve NIM and efficiency ratio
- Double-digit EPS and BVPS growth

(1) Operating results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items. See the non-GAAP reconciliation calculations included in the Appendix at the end of this presentation, which use a blended statutory income tax rate of 26.14% and exclude non-deductible one-time merger related items
(2) Pretax Preprovision Operating ROA calculated as ROA excluding the effect of income tax expense, provision expense and merger charges
(3) Dollars in millions, except per share data

7

2019 Results Historical Common Stock Performance 2019 One-Year Stock Performance S&P 500 (+28.9%) 30.0% KBW Regional 20.0% Bank Index (+20.4%) CSTR (+13.0%) 10.0% 0.0% (10.0%) 12/31/18 2/28/19 4/30/19 6/30/19 8/31/19 10/31/19 12/31/19 CSTR (+13.0%) KBW Regional Bank Index (+20.4%) S&P 500 (+28.9%) 2019 Three-Year Stock Performance 50.0% S&P 500 (+44.3%) 25.0% KBW Regional 0.0% Bank Index (-3.2%) (25.0%) CSTR (-24.2%) (50.0%) 12/30/16 6/30/17 12/31/17 6/30/18 12/31/18 6/30/19 12/31/19 CSTR (-24.2%) KBW Regional Bank Index (-3.2%) S&P 500 (+44.3%) Source: S&P Global Market Intelligence 82019 Results Historical Common Stock Performance 2019 One-Year Stock Performance S&P 500 (+28.9%) 30.0% KBW Regional 20.0% Bank Index (+20.4%) CSTR (+13.0%) 10.0% 0.0% (10.0%) 12/31/18 2/28/19 4/30/19 6/30/19 8/31/19 10/31/19 12/31/19 CSTR (+13.0%) KBW Regional Bank Index (+20.4%) S&P 500 (+28.9%) 2019 Three-Year Stock Performance 50.0% S&P 500 (+44.3%) 25.0% KBW Regional 0.0% Bank Index (-3.2%) (25.0%) CSTR (-24.2%) (50.0%) 12/30/16 6/30/17 12/31/17 6/30/18 12/31/18 6/30/19 12/31/19 CSTR (-24.2%) KBW Regional Bank Index (-3.2%) S&P 500 (+44.3%) Source: S&P Global Market Intelligence 8

Looking Forward 9Looking Forward 9

Looking As we move forward, CapStar has tremendous opportunities to continue to Forward improve our performance. April 2020 Our priorities are: 1. Enhancing the level and consistency of our profitability – Improving our net interest margin and its stability – Implementing expense disciplines – proficient and frugal execution – Eliminating prior credit “spikes” 2. Expanding and accelerating our growth opportunities – Aggressively seeking to expand customer relationships in our existing markets – Strategically hiring additional talented bankers in or around our service areas – Actively pursuing acquisitions of well-managed, appropriately-priced banks 3. Improving the relative performance of our common stock – Creating an accountable, owner-operator culture – Reviewing company-wide incentive plans to align to shareholder performance 10Looking As we move forward, CapStar has tremendous opportunities to continue to Forward improve our performance. April 2020 Our priorities are: 1. Enhancing the level and consistency of our profitability – Improving our net interest margin and its stability – Implementing expense disciplines – proficient and frugal execution – Eliminating prior credit “spikes” 2. Expanding and accelerating our growth opportunities – Aggressively seeking to expand customer relationships in our existing markets – Strategically hiring additional talented bankers in or around our service areas – Actively pursuing acquisitions of well-managed, appropriately-priced banks 3. Improving the relative performance of our common stock – Creating an accountable, owner-operator culture – Reviewing company-wide incentive plans to align to shareholder performance 10

Looking Forward

April 2020

Knoxville Expansion Strategy

- Announced our expansion into Knoxville in January 2020 with the hiring of five veteran, local bankers, capitalizing on our operations and growth in East Tennessee.
- Expansion will leverage CapStar's 2018 investment of Athens Bancshares Corporation, a 90-year old institution with $500MM in assets and eight financial centers across East Tennessee.
- Experienced market executives and advisory board positioned to establish CapStar as a leading provider of financial services across the Knoxville metropolitan area.
- Our team aspires to have ~ $300MM in loan balances in 4 years and funding of at least 50% with local deposits.
  - $91 million loan pipeline; closed $3.3 million


Scott
Campbell
Claiborne
Hancock
Hawkins
Sullivan
Johnson
Union
Grainger
Washington
Carter
Hamblen
Greene
Morgan
Anderson
Jefferson
Unicoi
Knox
Cumberland
Roane
Cocke
Sevier
Loudon
Blount
Bledsoe
Rhea
Monroe
McMinn
Meigs
Marion
Hamilton
Bradley
Polk
8 Locations (2018 acquisition)
Knoxville Expansion

East Tennessee Growth

Knoxville is Tennessee's third largest Combined Statistical Area (CSA) in terms of population size (1.1 million). It has recently been cited by U.S. New & World Report as one of the nation's top 50 places to live and recognized by Forbes and Livability as one of the nation's most recession resistant cities.

According to FDIC data as of June 30, 2019, 48 banks in the Knoxville CSA hold $22.7 billion in local deposits.

11

Looking FCB Merger Strategy Forward April 2020 Merger Key Dates Announced 1Q20 FNBM & BOW Shareholder Votes April 30 Strategic Expansion Regulatory Approval • Addition of two high-performing banking institutions, 2Q20 each with 115+ year histories Close 2Q/3Q20 • Expands local banking efforts into fast-growing System Rutherford County Conversions 4Q20 • Provides added scale and operating efficiency • Improves diversification, deposit/loan granularity and 12 deposit/loan costs and yieldsLooking FCB Merger Strategy Forward April 2020 Merger Key Dates Announced 1Q20 FNBM & BOW Shareholder Votes April 30 Strategic Expansion Regulatory Approval • Addition of two high-performing banking institutions, 2Q20 each with 115+ year histories Close 2Q/3Q20 • Expands local banking efforts into fast-growing System Rutherford County Conversions 4Q20 • Provides added scale and operating efficiency • Improves diversification, deposit/loan granularity and 12 deposit/loan costs and yields

COVID-19 Response 13COVID-19 Response 13

COVID-19 2020 YTD Price Performance Response (1) (2) Southeast Banks: $10.0 bn – $20.0 bn Assets Southeast Banks: $20.0 bn – $50.0 bn Assets April 2020 0% 0% (10%) (10%) (20%) (20%) (30%) (30%) (28%) (30%) (31%) (32%) (35%) (34%) (35%) (35%) (40%) (40%) (37%) (37%) (38%) (37%) (41%) (41%) (43%) (50%) (50%) (48%) (50%) (53%) (54%) (60%) (60%) (70%) (70%) TRMK TOWN RNST HOMB UCBI WSBC AUB ABCB SFNC BXS UBSI SSB PNFP FCNC.A OZK BKU FHN SNV HWC (3) Southeast Banks: $1.5 bn – $10.0 bn Assets 0% (10%) (20%) (19%) (22%) (30%) (26%) (27%) (30%) (32%) (33%) (40%) (35%) (35%) (36%) (37%) (38%) (39%) (39%) (39%) (40%) (40%) (41%) (42%) (43%) (44%) (50%) (46%) (46%) (47%) (47%) (60%) (63%) (70%) CHCO SFBS FCBC CBAN LOB SFST PFBI CFFI FVCB AMTB ACBI SBCF CCBG SMMF MCBS CSTR FBNC SONA FBMS AMNB SMBK RBNC HTBI MVBF FBK CARE Source: S&P Global Market Intelligence Pricing data as of 4/14/20 14 Includes major exchange-traded banks headquartered in the Southeast with assets between $10.0 bn and $20.0 bn; excludes merger targets Includes major exchange-traded banks headquartered in the Southeast with assets between $20.0 bn and $50.0 bn; excludes merger targets Includes major exchange-traded banks headquartered in the Southeast with assets between $1.5 bn and $10.0 bn; excludes merger targetsCOVID-19 2020 YTD Price Performance Response (1) (2) Southeast Banks: $10.0 bn – $20.0 bn Assets Southeast Banks: $20.0 bn – $50.0 bn Assets April 2020 0% 0% (10%) (10%) (20%) (20%) (30%) (30%) (28%) (30%) (31%) (32%) (35%) (34%) (35%) (35%) (40%) (40%) (37%) (37%) (38%) (37%) (41%) (41%) (43%) (50%) (50%) (48%) (50%) (53%) (54%) (60%) (60%) (70%) (70%) TRMK TOWN RNST HOMB UCBI WSBC AUB ABCB SFNC BXS UBSI SSB PNFP FCNC.A OZK BKU FHN SNV HWC (3) Southeast Banks: $1.5 bn – $10.0 bn Assets 0% (10%) (20%) (19%) (22%) (30%) (26%) (27%) (30%) (32%) (33%) (40%) (35%) (35%) (36%) (37%) (38%) (39%) (39%) (39%) (40%) (40%) (41%) (42%) (43%) (44%) (50%) (46%) (46%) (47%) (47%) (60%) (63%) (70%) CHCO SFBS FCBC CBAN LOB SFST PFBI CFFI FVCB AMTB ACBI SBCF CCBG SMMF MCBS CSTR FBNC SONA FBMS AMNB SMBK RBNC HTBI MVBF FBK CARE Source: S&P Global Market Intelligence Pricing data as of 4/14/20 14 Includes major exchange-traded banks headquartered in the Southeast with assets between $10.0 bn and $20.0 bn; excludes merger targets Includes major exchange-traded banks headquartered in the Southeast with assets between $20.0 bn and $50.0 bn; excludes merger targets Includes major exchange-traded banks headquartered in the Southeast with assets between $1.5 bn and $10.0 bn; excludes merger targets

COVID-19 Response

April 2020

Price / 2021 EPS

Southeast Banks: $10.0 bn – $20.0 bn Assets (1)



18.0x
16.0x
14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
7.2x
8.6x
9.5x
9.8x
9.9x
10.7x
14.0x
14.5x
ABCB
HOMB
UCBI
AUB
WSBC
RNST
TOWN
TRMK

Southeast Banks: $20.0 bn – $50.0 bn Assets (2)



18.0x
16.0x
14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
6.2x
6.7x
7.2x
7.4x
8.4x
8.4x
9.3x
9.7x
10.6x
11.5x
FHN
HWC
SNV
OZK
PNFP
BKU
SFNC
BXS
SSB
UBSI

Southeast Banks: $1.5 bn – $10.0 bn Assets (3)



25.0x
20.0x
15.0x
10.0x
5.0x
0.0x
6.6x
6.9x
7.2x
7.4x
7.6x
7.9x
8.2x
8.3x
9.3x
9.7x
9.8x
9.8x
10.2x
10.8x
11.1x
11.3x
12.0x
12.6x
14.1x
14.5x
20.3x
20.3x
SONA
RBNC
SMMF
MCBS
SFST
FBMS
CARE
FBK
CSTR
FBNC
SMBK
SBCF
AMNB
ACBI
SFBS
FVCB
MVBF
HTBI
CCBG
CHCO
LOB
AMTB

Source: S&P Global Market Intelligence
Pricing data as of 4/14/20
Includes major exchange-traded banks headquartered in the Southeast with assets between $10.0 bn and $20.0 bn; excludes merger targets
Includes major exchange-traded banks headquartered in the Southeast with assets between $20.0 bn and $50.0 bn; excludes merger targets
Includes major exchange-traded banks headquartered in the Southeast with assets between $1.5 bn and $10.0 bn; excludes merger targets

15

COVID-19 Response

April 2020

Three-Step Mission

We're in this Together

1. Provide care for our employees and clients
2. Protect the bank
3. Make CapStar shine in our communities

Pandemic Oversight Committee

Engaged: March 16
Meets: Daily at least five days per week
Purpose: Provide direction to daily activities

- Chief Operations and Technology Officer (Chair)
- President and CEO
- East Tennessee Market Leadership
- Middle Tennessee Market Leadership
- Mortgage Director
- Chief Credit Officer
- Chief Culture Officer
- Chief Financial Officer
- Chief Risk Officer
- Bank of Waynesboro CEO (Guest)
- First National Bank of Manchester CEO (Guest)

Internal Involvement

- Risk Committee
- Pandemic Credit Committee

External Involvement

- Crowe
- Elliott Davis
- Federal Reserve
- FIS

Board Involvement

- Chair
- Risk Committee
- Board

16

COVID-19 Response

April 2020

Response Initiatives

Team Member Protection and Support

- Since March 16, have operated 100% remotely, other than financial centers, due to forward-thinking workforce investment in laptops, VPNs, and doubling of bandwidth
- Weekly all-employee calls for health/wellness check, teammate acknowledgments, remote work productivity assessment, response program and announcements/updates, etc.
- Redirected financial center service to drive-thru, digital access and by appointment only on March 23


71%
29%
Remote
In Financial Center (Essential)

Client Support and Assistance

- Market frontrunner in offering hassle-free 90-day full payment deferral to all CapStar borrowers
- Suspended all credit agency reporting through June 30
- Leader in providing SBA assistance, including facilitating the CARES Act Paycheck Protection Program (PPP), for client and non-client small businesses across Tennessee

Community Investment

- To directly support the families and children in our communities most impacted by COVID-19, CapStar donated $30,000 to local food banks in our markets
- At an average cost of approximately $3.00 per meal, CapStar's contribution will provide our neighbors over 10,000 meals during this challenging period

17

COVID-19 Response

April 2020

Community Feedback

"I am bragging all over town about you. I work with dozens of clients who use a variety of banks and CapStar has been **first over the finish line** for PPP loans. We love you and appreciate you so much."

"Your SBA and PPP information is simple, informative and very well organized. We are even referring our clients to your website for information … *this will definitely open the door for future business*."

"While other small businesses are still working with their bank on what needs to be submitted, my business is already SBA approved and will be funded this week. **Thank you, CapStar!**"

"It is evident the CapStar team was **working 110%** to ensure that clients are well informed and receiving the assistance they need as my calls are picked up at all hours – including weekends. *When the going got tough, it was great to know our local banking team was there for us."*

"One of Nashville's homegrown lenders is extending a financial lifeline to clients as the coronavirus continues to put a crunch on companies."

Nashville Business Journal
March 25, 2020

"Once again, CapStar has proven their commitment of going above and beyond for their customers. My bankers worked 24/7 to accept, process and approve my PPP loan application in less than a week. **During these times of uncertainty, you can certainly count on CapStar**."

18

Questions 19Questions 19

Appendix: Non-GAAP Reconciliations 20Appendix: Non-GAAP Reconciliations 20

Appendix

Non-GAAP Financial Measures

(Dollars in thousands, except per share information)	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
TANGIBLE EQUITY					
Total Shareholders' Equity	$ 273,046	$ 268,082	$ 262,664	$ 259,751	$ 254,379
Less: Intangible Assets	44,393	44,790	45,199	45,618	46,048
Tangible Equity	228,653	223,292	217,465	214,133	208,331
TANGIBLE COMMON EQUITY					
Tangible Equity	$ 228,653	$ 223,292	$ 217,465	$ 214,133	$ 208,331
Less: Preferred Equity	-	-	9,000	9,000	9,000
Tangible Common Equity	228,653	223,292	208,465	205,133	199,331
TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS					
Tangible Common Equity	$ 228,653	$ 223,292	$ 208,465	$ 205,133	$ 199,331
Total Assets	2,037,201	2,033,911	2,018,421	2,035,811	1,963,883
Less: Intangible Assets	44,393	44,790	45,199	45,618	46,048
Tangible Assets	1,992,808	1,989,121	1,973,223	1,990,193	1,917,835
Tangible Common Equity to Tangible Assets	11.47%	11.23%	10.56%	10.31%	10.39%

21

Appendix

Non-GAAP Financial Measures

	Twelve Months Ended		Three Months Ended				
(Dollars in thousands, except per share information)	December 31, 2019	December 31, 2018	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
RETURN ON AVERAGE TANGIBLE EQUITY (ROATE)							
Total Average Shareholders' Equity	$ 264,124	$ 175,686	$ 271,568	$ 266,441	$ 261,197	$ 257,105	$ 245,811
Less: Average Intangible Assets	45,256	16,174	44,646	45,050	45,456	45,890	45,687
Average Tangible Equity	218,868	159,512	226,922	221,391	215,741	211,215	200,124
Net Income	22,422	9,655	5,421	6,466	5,756	4,780	(708)
Return on Average Tangible Equity (ROATE)	10.24%	6.05%	9.48%	11.59%	10.70%	9.18%	-1.40%
RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROATCE)							
Average Tangible Equity	$ 218,868	$ 159,512	$ 226,922	$ 221,391	$ 215,741	$ 211,215	$ 200,124
Less: Preferred Equity	6,238	9,000	-	7,043	9,000	9,000	9,000
Average Tangible Common Equity	212,630	150,512	226,922	214,347	206,741	202,215	191,124
Net Income	22,422	9,655	5,421	6,466	5,756	4,780	(708)
Return on Average Tangible Common Equity (ROATCE)	10.55%	6.41%	9.48%	11.97%	11.17%	9.59%	-1.47%

22

Appendix

Non-GAAP Financial Measures

(Dollars in thousands, except per share information)	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
TANGIBLE BOOK VALUE PER SHARE, REPORTED					
Tangible Common Equity	$ 228,653	$ 223,292	$ 208,465	$ 205,133	$ 199,331
Shares of Common Stock Outstanding	18,361,922	18,343,403	17,561,476	17,765,124	17,724,721
Tangible Book Value Per Share, Reported	$12.45	$12.17	$11.87	$11.55	$11.25
SHARES OUTSTANDING AT END OF PERIOD					
Shares of Common Stock Outstanding	18,361,922	18,343,403	17,561,476	17,765,124	17,724,721
Shares of Preferred Stock Outstanding	-	-	878,048	878,048	878,048
Total Shares Outstanding at End of Period	18,361,922	18,343,403	18,439,524	18,643,172	18,602,769
TANGIBLE BOOK VALUE PER SHARE, ADJUSTED					
Tangible Equity	$ 228,653	$ 223,292	$ 217,465	$ 214,133	$ 208,331
Total Shares Outstanding at End of Period	18,361,922	18,343,403	18,439,524	18,643,172	18,602,769
Tangible Book Value Per Share, Adjusted	$12.45	$12.17	$11.79	$11.49	$11.20

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Appendix

Non-GAAP Financial Measures

	Twelve Months Ended		Three Months Ended				
(Dollars in thousands, except per share information)	December 31, 2019	December 31, 2018	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
OPERATING NET INCOME							
Net Income (Loss)	$ 22,422	$ 9,655	$ 5,421	$ 6,466	$ 5,756	$ 4,780	$ (708)
Add: Merger Related Expense	2,654	9,803	163	187	1,711	594	8,929
Less: Income Tax Impact	(694)	(2,213)	(43)	(49)	(447)	(155)	(1,985)
Operating Net Income	24,382	17,245	5,541	6,604	7,020	5,219	6,236
OPERATING DILUTED NET INCOME PER SHARE							
Operating Net Income	$ 24,382	$ 17,245	$ 5,541	$ 6,604	$ 7,020	$ 5,219	$ 6,236
Average Diluted Shares Outstanding	18,613,224	14,480,347	18,443,916	18,532,479	18,650,706	18,830,933	18,716,562
Operating Diluted Net Income per Share	$1.31	$1.19	$0.30	$0.36	$0.38	$0.28	$0.33
OPERATING RETURN ON AVERAGE ASSETS (ROAA)							
Operating Net Income	$ 24,382	$ 17,245	$ 5,541	$ 6,604	$ 7,020	$ 5,219	$ 6,236
Total Average Assets	2,007,327	1,528,915	2,030,231	2,005,950	2,004,207	1,988,478	1,940,991
Operating Return on Average Assets (ROAA)	1.21%	1.13%	1.08%	1.31%	1.40%	1.06%	1.27%
OPERATING RETURN ON AVERAGE TANGIBLE EQUITY (ROATE)							
Average Tangible Equity	$ 218,868	$ 159,512	$ 226,922	$ 221,391	$ 215,741	$ 211,215	$ 200,124
Operating Net Income	24,382	17,245	5,541	6,604	7,020	5,219	6,236
Operating Return on Average Tangible Equity (ROATE)	11.14%	10.81%	9.69%	11.83%	13.05%	10.02%	12.36%

Operating results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items as outlined in the non-GAAP reconciliation calculations above using a blended statutory income tax rate of 26.14% excluding non-deductible one-time merger related items.

24

Appendix

Non-GAAP Financial Measures

(Dollars in thousands, except per share information)	Twelve Months Ended December 31, 2019	Twelve Months Ended December 31, 2018	Three Months Ended December 31, 2019	Three Months Ended September 30, 2019	Three Months Ended June 30, 2019	Three Months Ended March 31, 2019	Three Months Ended December 31, 2018
OPERATING NONINTEREST EXPENSE							
Noninterest Expense	$ 61,995	$ 53,487	$ 15,266	$ 15,531	$ 16,470	$ 14,725	$ 23,832
Less: Merger Related Expense	(2,654)	(9,803)	(163)	(187)	(1,711)	(594)	(8,929)
Operating Noninterest Expense	59,341	43,684	15,103	15,344	14,759	14,131	14,903
OPERATING NONINTEREST EXPENSE / AVERAGE ASSETS							
Operating Noninterest Expense	$ 59,341	$ 43,684	$ 15,103	$ 15,344	$ 14,759	$ 14,131	$ 14,903
Total Average Assets	2,007,327	1,528,915	2,030,231	2,005,950	2,004,207	1,988,478	1,940,991
Operating Noninterest Income / Average Assets	2.96%	2.86%	2.95%	3.04%	2.95%	2.88%	3.05%
OPERATING EFFICIENCY RATIO							
Operating Noninterest Expense	$ 59,341	$ 43,684	$ 15,103	$ 15,344	$ 14,759	$ 14,131	$ 14,903
Net Interest Income	67,748	51,692	16,581	17,156	17,008	17,002	17,716
Noninterest Income	24,274	15,459	5,719	6,788	7,032	4,735	6,387
Total Revenues	92,022	67,151	22,300	23,944	24,040	21,737	24,103
Operating Efficiency Ratio	64.49%	65.05%	67.73%	64.08%	61.39%	65.01%	61.83%

Operating results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items as outlined in the non-GAAP reconciliation calculations above using a blended statutory income tax rate of 26.14% excluding non-deductible one-time merger related items.

25

Contact Corporate Headquarters Executive Leadership Information Rob Anderson CapStar Financial Holdings, Inc. Chief Financial and Chief Administrative 1201 Demonbreun Street, Suite 700 Officer Nashville, TN 37203 CapStar Financial Holdings, Inc. (615) 732-6470 Mail: P.O. Box 305065 Email: randerson@capstarbank.com Nashville, TN 37230-5065 (615) 732-6400 Telephone www.capstarbank.com Investor Relations (615) 732-6455 Email: ir@capstarbank.com 26Contact Corporate Headquarters Executive Leadership Information Rob Anderson CapStar Financial Holdings, Inc. Chief Financial and Chief Administrative 1201 Demonbreun Street, Suite 700 Officer Nashville, TN 37203 CapStar Financial Holdings, Inc. (615) 732-6470 Mail: P.O. Box 305065 Email: randerson@capstarbank.com Nashville, TN 37230-5065 (615) 732-6400 Telephone www.capstarbank.com Investor Relations (615) 732-6455 Email: ir@capstarbank.com 26